     As filed with the Securities and Exchange Commission on April 20, 2000
                                                      REGISTRATION NO. 333-95353

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                -----------------

                               ILEX ONCOLOGY, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                                              74-2699185
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

                          11550 I.H. 10 WEST, SUITE 100
                            SAN ANTONIO, TEXAS 78230
                                 (210) 949-8200
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                -----------------

                                MICHAEL T. DWYER
                      SENIOR VICE PRESIDENT-ADMINISTRATION
                               ILEX ONCOLOGY, INC.
                          11550 I.H. 10 WEST, SUITE 100
                            SAN ANTONIO, TEXAS 78230
                                 (210) 949-8200
            (Name, address, including zip code and telephone number,
                   including area code, of agent for service)

                                 ---------------

                                    Copy to:
                                PHILLIP M. RENFRO
                           FULBRIGHT & JAWORSKI L.L.P.
                         300 CONVENT STREET, SUITE 2200
                            SAN ANTONIO, TEXAS 78205
                                 (210) 224-5575

                                -----------------

         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after this Registration Statement becomes effective.

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(c) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

Deregistration

         This Post-Effective Amendment No. 1 is being filed to amend the Registration Statement (the "Registration Statement") on Form S-3 (No. 333-95353), pursuant to which ILEX Oncology, Inc., a Delaware corporation (the "Registrant"), registered the resale of 1,255,988 shares of its common stock, $.01 par value ("Common Stock").

         The Selling Stockholder has completed the resale of all of the shares of Common Stock registered in the Registration Statement and such offering has been terminated. Pursuant to the undertakings set forth in the Registration Statement and pursuant to Rule 478 of the Securities Act of 1933, as amended, Registrant hereby withdraws from registration the Registration Statement. The Registration Statement is hereby amended, as appropriate, to reflect such deregistration.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio and State of Texas the 20th day of April, 2000.

                                               ILEX ONCOLOGY, INC.


                                               By: /s/ GREGORY L. WEAVER
                                                  ------------------------------
                                                       Gregory L. Weaver
                                                       Vice President and
                                                       Chief Financial Officer


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints Michael T. Dwyer and Ronald G. Tefteller, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same and all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                   TITLE                               DATE
---------                                   -----                               ----

/s/ GARY V.WOODS *                          Chairman of the Board               April 20, 2000
------------------------------------
Gary V. Woods


/s/ RICHARD L. LOVE *                       President, Chief Executive          April 20, 2000
------------------------------------
Richard L. Love                             Officer, and a Director
                                            (Principal Financial
                                            Officer)


/s/ GREGORY L. WEAVER                       Vice President and Chief            April 20, 2000
------------------------------------
Gregory L. Weaver                           Financial Officer
                                            (Principal Financial and
                                            Accounting Officer)


/s/ DANIEL D. VON HOFF, M.D. *              Director                            April 20, 2000
------------------------------------
Daniel D. Von Hoff, M.D.


/s/ JOHN L. CASSIS *                        Director                            April 20, 2000
------------------------------------
John L. Cassis

/s/ A. DANA CALLOW, JR. *                   Director                            April 20, 2000
------------------------------------
A. Dana Callow, Jr.


/s/ RUSKIN C. NORMAN, M.D. *                Director                            April 20, 2000
------------------------------------
Ruskin C. Norman, M.D.


/s/ JASON S. FISHERMAN, M.D. *              Director                            April 20, 2000
------------------------------------
Jason S. Fisherman, M.D.


/s/ JOSEPH S. BAILES, M.D. *                Director                            April 20, 2000
------------------------------------
Joseph S. Bailes, M.D.


/s/ GLENN C. RICE, PH.D. *                  Director                            April 20, 2000
------------------------------------
Glenn C. Rice, Ph.D.



  *  By: /s/ MICHAEL T. DWYER
        ----------------------------
         Michael T. Dwyer,
         Attorney-in-Fact



                                       -3-